EXHIBIT 10.1


                TO SUBSCRIBE FOR UNITS IN THE PRIVATE OFFERING OF
                              PATRON SYSTEMS, INC.


1. DATE AND FILL in the number of Units being subscribed for and COMPLETE AND SIGN the Omnibus Signature Page included in the Subscription Agreement.

2. INITIAL the Accredited Investor Certification page attached to this letter.

3.       COMPLETE  AND  RETURN  the   Confidential   Investor  Profile  and,  if
         applicable, Wire Transfer Authorization attached to this letter.

4. FAX all forms to Mr. Glen McKelvey at (212) 697-8035 and then send all signed original documents with a check (if applicable) to:

                  MR. GLEN MCKELVEY
                  LAIDLAW & COMPANY (UK) LTD.
                  90 PARK AVENUE, 39TH FLOOR
                  NEW YORK, NY 10016

5.       Please  make  your  subscription   payment  payable  to  the  order  of
         "SIGNATURE BANK, ESCROW AGENT FOR PATRON SYSTEMS, INC."

FOR WIRING FUNDS DIRECTLY TO THE ESCROW ACCOUNT,
SEE THE FOLLOWING INSTRUCTIONS:

                  SIGNATURE BANK
                  ACCT. NAME:           SIGNATURE BANK AS ESCROW AGENT FOR
                                        PATRON SYSTEMS, INC.
                  ABA NUMBER:           026013576
                  A/C NUMBER:           [________]
                        FBO:            INVESTOR NAME
                                        SOCIAL SECURITY NUMBER
                                        ADDRESS

         Investors  (the  "INVESTORS"  or  "SUBSCRIBERS")   will  purchase  (the
"OFFERING") the number of units (the "UNITS") of Patron Systems, Inc. (the "COMPANY") set forth on the signature page to the Subscription Agreement at a purchase price of $100,000 per Unit. Each Unit consists of twenty (20) shares of the Company's Series A Convertible Preferred Stock (the "PREFERRED STOCK") and a warrant to purchase 416,667 shares of the Company's common stock at an exercise price of $0.10 per share (the "INVESTOR WARRANT"). The subscription for the Units will be made in accordance with and subject to the terms and conditions of the Subscription Agreement and the Company's Confidential Information Memorandum dated January 23, 2005 (the "MEMORANDUM"). The Units are being offered on a thirty (30) Unit ($3,000,000) minimum amount (the "MINIMUM AMOUNT") and a fifty-four (54) Unit ($5,400,000) maximum amount (the "MAXIMUM AMOUNT") basis. The minimum investment amount that may be purchased by an Investor is one (1) Unit ($100,000) (the "MINIMUM INVESTOR PURCHASE"); PROVIDED HOWEVER, the Company may in its sole discretion accept an Investor subscription for an amount less than the Minimum Investor Purchase.

         The Common Stock issuable upon the conversion of the Preferred Stock and exercise of the Investor Warrants are entitled to certain registration rights as provided in the Registration Rights Agreement (the "REGISTRATION RIGHTS AGREEMENT"), by and among the Company, the Placement Agent (defined below) and the Investors in the Offering.

         Laidlaw & Company (UK) Ltd. ("LAIDLAW" or the "PLACEMENT AGENT"), is acting as the non-exclusive placement agent to the Company in connection with the sale of the Units on a "reasonable efforts" basis solely to "accredited investors" (as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "SECURITIES ACT")); PROVIDED, HOWEVER, in the event subscriptions for more than the Minimum Amount are received, the Company reserves the right to accept additional subscriptions up to the Maximum Amount.

         Apex Capital Partners ("APEX"), Patron's largest investor, has agreed to purchase up to $1,500,000 of Units in the Offering (the "APEX FUNDING"). In 2006, the Company raised $540,000 in the form of original issue discount notes (the "2006 NOTES"), which are convertible into Units in the Offering at their full maturity date face amount. All funds received from the Apex Funding and the 2006 Notes converted into Units shall be counted toward the Minimum Amount and Maximum Amount.

         All subscription funds will be held in a non-interest bearing escrow account in the Company's name at Signature Bank, 261 Madison Avenue, New York, New York 10016, or with such other escrow agent as may be appointed by Laidlaw and the Company. In the event that the Company does not succeed in receiving and accepting subscriptions for at least the Minimum Amount on or before March 31, 2006 (the "INITIAL OFFERING PERIOD"), which period may be extended by the Company and the Placement Agent, in their sole discretions to a date no later than May 30, 2006 (this additional period and together with the Initial Offering Period will be referred to as the "OFFERING PERIOD"), the Escrow Agent will refund all subscription funds, without deduction and/or interest accrued thereon, and will return the subscription documents to each subscriber.

         The Company and the Placement Agent reserve the right (but are not obligated) to purchase and/or have their respective employees, agents, officers, directors and affiliates subscribe and purchase Units in the Offering and all such purchases will be counted towards the Minimum Amount and Maximum Amount. If the Company and/or the Placement Agent rejects a subscription, either in whole or in part (which decision is in their sole discretion), the rejected subscription funds or the rejected portion thereof will be returned promptly to such subscriber without interest accrued thereon.

         Questions regarding completion of the subscription documents should be directed to Mr. Glen McKelvey (800) 866-6116. ALL SUBSCRIPTION DOCUMENTS MUST BE FILLED IN AND SIGNED EXACTLY AS SET FORTH WITHIN.

                             SUBSCRIPTION AGREEMENT

                                       FOR

                              PATRON SYSTEMS, INC.


Patron Systems, Inc.
IDK Administrative Office
5775 Flatiron Parkway, Suite 230
Boulder, Colorado 80301

Ladies and Gentlemen:

         1. SUBSCRIPTION. Investors will purchase (the "OFFERING") the number of units (the "UNITS") of Patron Systems, Inc. (the "COMPANY") set forth on the signature page to the Subscription Agreement at a purchase price of $100,000 per Unit. Each Unit consists of twenty (20) shares of the Company's Series A Convertible Preferred Stock (the "PREFERRED STOCK") and a warrant to purchase 416,667 shares of the Company's common stock at an exercise price of $0.10 per share (the "INVESTOR WARRANT").

         The subscription for the Units will be made in accordance with and subject to the terms and conditions of the Subscription Agreement and the Company's Confidential Information Memorandum dated January 23, 2005 (the "MEMORANDUM"). The Units are being offered on a thirty (30) Unit ($3,000,000) minimum amount (the "MINIMUM Amount") and a fifty-four (54) Unit ($5,400,000) maximum amount (the "MAXIMUM AMOUNT") basis. The minimum investment amount that may be purchased by an Investor is one (1) Unit ($100,000) (the "MINIMUM INVESTOR Purchase"); PROVIDED HOWEVER, the Company may in its sole discretion accept an Investor subscription for an amount less than the Minimum Investor Purchase.

         The Common Stock issuable upon the conversion of the Preferred Stock and the exercise of the Investor Warrants are entitled to certain registration rights as provided in the Registration Rights Agreement (the "REGISTRATION RIGHTS AGREEMENT"), by and among the Company, the Placement Agent (defined below) and the Investors in the Offering.

         Laidlaw & Company (UK) Ltd. ("LAIDLAW" or the "PLACEMENT AGENT"), is acting as the non-exclusive placement agent to the Company in connection with the sale of the Units on a "reasonable efforts" basis solely to "accredited investors" (as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "SECURITIES ACT")); PROVIDED, HOWEVER, in the event subscriptions for more than the Minimum Amount are received, the Company reserves the right to accept additional subscriptions up to the Maximum Amount.

         Apex Capital Partners ("APEX"), Patron's largest investor, has agreed to purchase up to $1,500,000 of Units in the Offering (the "APEX FUNDING"). In 2006, the Company raised $540,000 in the form of original issue discount notes (the "2006 NOTES"), which are convertible into Units in the Offering at their full maturity date face amount. All funds received from the Apex Funding and the 2006 Notes converted into Units shall be counted toward the Minimum Amount and Maximum Amount.

         The Company and the Placement Agent reserve the right (but are not obligated) to purchase and/or have their respective employees, agents, officers, directors and affiliates subscribe and purchase Units in the Offering and all such purchases will be counted towards the Minimum Amount and Maximum Amount. If the Company and/or the Placement Agent rejects a subscription, either in whole or in part (which decision is in their sole discretion), the rejected subscription funds or the rejected portion thereof will be returned promptly to such subscriber without interest accrued thereon.

         The terms of the Offering are more completely described in the Memorandum and such terms are incorporated herein in their entirety. Capitalized terms used, but not otherwise defined herein, will have the respective meanings provided in the Memorandum.

         2. PAYMENT. The Subscriber encloses herewith a check payable to, or will immediately make a wire transfer payment to, "SIGNATURE BANK, ESCROW AGENT FOR PATRON SYSTEMS, INC.," in the full amount of the purchase price of the Units being subscribed for. Together with the check for, or wire transfer of, the full purchase price, the Subscriber is delivering a completed and executed Omnibus Signature Page to this Subscription Agreement and the Registration Rights Agreement.

         3. DEPOSIT OF FUNDS. All payments made as provided in SECTION 2 hereof will be deposited by the Company as soon as practicable with Signature Bank, as escrow agent (the "ESCROW AGENT") or such other escrow agent appointed by Laidlaw and the Company, in a non-interest bearing escrow account (the "ESCROW ACCOUNT"). In the event that the Company does not effect a Closing on or before March 31, 2006 (the "INITIAL OFFERING PERIOD"), which period may be extended by the Company and the Placement Agent, in their sole discretions to a date no later than May 30, 2006 (this additional period and together with the Initial Offering Period will be referred to as the "OFFERING PERIOD"), the Escrow Agent will refund all subscription funds, without deduction and/or interest accrued thereon, and will return the subscription documents to each subscriber. If the Company and/or the Placement Agent rejects a subscription, either in whole or in part (which decision is in their sole discretion), the rejected subscription funds or the rejected portion thereof will be returned promptly to such subscriber without interest accrued thereon.

         4. ACCEPTANCE OF SUBSCRIPTION. The Subscriber understands and agrees that the Company, in its sole discretion, reserves the right to accept or reject this or any other subscription for the Units, in whole or in part, notwithstanding prior receipt by the Subscriber of notice of acceptance of this or any other subscription. The Company will have no obligation hereunder until the Company executes and delivers to the Subscriber an executed copy of this Subscription Agreement. If Subscriber's subscription is rejected in whole or the Offering is terminated, all funds received from the Subscriber will be returned without interest, penalty, expense or deduction, and this Subscription Agreement will thereafter be of no further force or effect. If Subscriber's subscription is rejected in part, the funds for the rejected portion of such subscription will be returned without interest, penalty, expense or deduction, and this Subscription Agreement will continue in full force and effect to the extent such subscription was accepted.

         5.       REPRESENTATIONS   AND  WARRANTIES  OF  THE   SUBSCRIBER.   The
Subscriber hereby acknowledges, represents, warrants, and agrees as follows:

                  (a)      None of the Units,  the Preferred Stock, the Investor
Warrants, the shares of Common Stock issuable upon conversion of the Preferred Stock (the "CONVERSION SHARES"), nor the shares of Common Stock issuable upon exercise of the Investor Warrants (the "WARRANT SHARES") (collectively, the "SECURITIES") are registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), or any state securities laws. The Subscriber understands that the offering and sale of the Units is intended to be exempt from registration under the Securities Act, by virtue of Section 4(2) thereof and the provisions of Regulation D promulgated thereunder, based, in part, upon the representations, warranties and agreements of the Subscriber contained in this Subscription Agreement;

                  (b) The Subscriber and the Subscriber's attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, "ADVISORS"), have received the Memorandum and all other documents requested by the Subscriber or its Advisors, if any, have carefully reviewed them and understand the information contained therein, prior to the execution of this Subscription Agreement;

                  (c) Neither the Securities and Exchange Commission (the "COMMISSION") nor any state securities commission has approved any of the Securities, or passed upon or endorsed the merits of the Offering or confirmed the accuracy or determined the adequacy of the Memorandum. The Memorandum has not been reviewed by any federal, state or other regulatory authority. Any representation to the contrary is a criminal offense. The Securities are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act, and the applicable state securities laws, pursuant to registration or exemption therefrom. Investors should be aware that they will be required to bear the financial risks of this investment for an indefinite period of time;

                  (d) All documents, records, and books pertaining to the investment in the Units (including, without limitation, the Memorandum) have been made available for inspection by the Subscriber and its Advisors, if any;

                  (e) The Subscriber and its Advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the offering of the Units and the business, financial condition, results of operations and prospects of the Company, and all such questions have been answered by the Company to the full satisfaction of the Subscriber and its Advisors, if any;

                  (f) In evaluating the suitability of an investment in the Company, the Subscriber has not relied upon any representation or other information (oral or written) other than as stated in the Memorandum or as contained in documents so furnished to the Subscriber or its Advisors, if any, by the Company;

                  (g) The subscriber is unaware of, is in no way relying on, and did not become aware of the offering directly and/or indirectly through or as a result of, any form of general solicitation or general advertising including, without limitation, any press release, filing by the company with the commission, article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or over the internet, in connection with the offering and sale of the securities and is not subscribing for securities and did not become aware of the offering through or as a result of any seminar or meeting to which the subscriber was invited by, or any solicitation of a subscription by, a person not previously known to the subscriber in connection with investments in securities generally;

                  (h) The Subscriber has taken no action which would give rise to any claim by any person for brokerage commissions, finders' fees or the like relating to this Subscription Agreement or the transactions contemplated hereby (other than commissions to be paid by the Company to the Placement Agent as described in the Memorandum);

                  (i) The Subscriber, either alone or together with its Advisors, if any, have such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable them to utilize the information made available to them in connection with the offering of the Units to evaluate the merits and risks of an investment in the Units and the Company and to make an informed investment decision with respect thereto;

                  (j) The Subscriber is not relying on the Company, the Placement Agent or any of their respective employees or agents with respect to the legal, tax, economic and related considerations of an investment in the Units, and the Subscriber has relied on the advice of, or has consulted with, only its own Advisors;

                  (k)      The  Subscriber  is  acquiring  the  Units  (and  the
Securities included therein) solely for such Subscriber's own account for investment and not with a view to resale or distribution thereof, in whole or in part. The Subscriber has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any of the Securities and the Subscriber has no plans to enter into any such agreement or arrangement;

                  (l) The purchase of the Units represents high risk capital and the Subscriber is able to afford an investment in a speculative venture having the risks and objectives of the Company. The Subscriber must bear the substantial economic risks of the investment in the Units indefinitely because none of the securities included in the Units may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. Legends will be placed on the Securities to the effect that they have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company's stock books. The Company has agreed that purchasers of the Units will have, with respect to the Conversion Shares and Warrant Shares (collectively, the "SHARES"), the registration rights described in the Registration Rights Agreement. NOTWITHSTANDING SUCH REGISTRATION RIGHTS, TRADING VOLUME IN THE COMMON STOCK IS EXTREMELY LIMITED AND SPORADIC AND AS SUCH, THERE IS CURRENTLY LIMITED LIQUIDITY IN THE COMMON STOCK AND THERE CAN BE NO ASSURANCE WHEN, IF EVER, A MORE LIQUID MARKET FOR THE COMMON STOCK WILL DEVELOP; OR IF ANY REGISTRATION STATEMENT COVERING THE SHARES WILL EACH BE DECLARED EFFECTIVE BY THE SEC;

                  (m) The Subscriber has adequate means of providing for such Subscriber's current financial needs and foreseeable contingencies and has no need for liquidity of the investment in the Units for an indefinite period of time;

                  (n) The Subscriber is aware that an investment in the Units involves a number of very significant risks and has carefully read and considered the matters set forth in the Memorandum, including, but not limited to, the Section entitled "Risk Factors;"

                  (o) The Subscriber is an "accredited investor" as that term is defined in Regulation D under the Securities Act, and has truthfully and accurately completed the Accredited Investor Certification contained herein;

                  (p) The Subscriber: (i) if a natural person, represents that the Subscriber has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof;
(ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Units, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the securities constituting the Units, the execution and delivery of this Subscription
Agreement has been duly authorized by all necessary action, this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Subscription Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Subscriber is executing this Subscription Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company, and represents that this Subscription Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Subscriber is a party or by which it is bound;

                  (q) The Subscriber and its Advisors, if any, have had the opportunity to obtain any additional information, to the extent the Company had such information in their possession or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Memorandum and all documents received or reviewed in connection with the purchase of the Units and have had the opportunity to have representatives of the Company provide them with such additional information regarding the terms and conditions of this particular investment and the financial condition, results of operations, business and prospects of the Company deemed relevant by the Subscriber or its Advisors, if any, and all such requested information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, has been provided by the Company to the full satisfaction of the Subscriber and its Advisors, if any;

                  (r) The Subscriber represents to the Company that any information which the undersigned has heretofore furnished or is furnishing herewith to the Company or Laidlaw is complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under Federal and state securities laws in connection with the Offering as described in the Memorandum. The Subscriber further represents and warrants that it will notify and supply corrective information to the Company and Laidlaw immediately upon the occurrence of any change therein occurring prior to the Company's issuance of the Securities;

                  (s) The Subscriber has significant prior investment experience, including investments in restricted securities of entities whose shares of common stock are illiquid and are quoted on the Bulletin Board (the "BB"). The Subscriber is knowledgeable about investment considerations in public companies and, in particular, public companies traded on the BB. The Subscriber has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur. The Subscriber's overall commitment to investments which are not readily marketable is not excessive in view of the Subscriber's net worth and financial circumstances and the purchase of the Securities will not cause such commitment to become excessive. This investment is a suitable one for the Subscriber;

                  (t) The Subscriber is satisfied that it has received adequate information with respect to all matters which it or its Advisors, if any, consider material to its decision to make this investment;

                  (u) The Subscriber acknowledges that any estimates or forward-looking statements or projections included in the Memorandum were prepared by the Company in good faith, but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed, will not be updated by the Company and should not be relied upon;

                  (v) No oral or written representations have been made, or oral or written information furnished, to the Subscriber or its Advisors, if any, in connection with the Offering which are in any way inconsistent with the information contained in the Memorandum;

                  (w) Within five (5) days after receipt of a request from the Company or Laidlaw, the Subscriber will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company or Laidlaw is subject;

                  (x) The Subscriber's substantive relationship with Laidlaw or other agent or subagent through which the Subscriber is subscribing for Units predates Laidlaw's or such other agent or subagent's contact with the Subscriber regarding an investment in the Units;

                  (y) THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL;

                  (aa) (FOR ERISA PLANS ONLY) The fiduciary of the ERISA plan (the "PLAN") represents that such fiduciary has been informed of and understands the Company's investment objectives, policies and strategies, and that the decision to invest "plan assets" (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Subscriber or Plan fiduciary (a) is responsible for the decision to invest in the Company; (b) is independent of the Company and any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the Subscriber or Plan fiduciary has not relied on any advice or recommendation of the Company or any of its affiliates.

                  (bb) The Subscriber hereby represents, warrants, agrees and covenants to and with the Company that the Subscriber has not, directly and/or indirectly, previously had and/or maintained and/or currently has, and/or in the future will not make or maintain a "short" position in the Company's securities and will not encourage and/or facilitate the same by any third party.

                  (cc) The Subscriber has read in its entirety the Memorandum including, but not limited to, the Section therein entitled "Risk Factors," and understands fully to its full satisfaction all information included in the Memorandum including, but not limited to, the conflict of interest of the Placement Agent and the beneficial ownership of securities of the Company by the Placement Agent.

         6. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby acknowledges, represents, warrants, and agrees as follows:

                  (a) The Company has disclosed in the Memorandum the Company's interest in the Company's material operating subsidiaries (a "SUBSIDIARY" and collectively, the "SUBSIDIARIES"). Except for the Subsidiaries, the Company does not have an interest in any other material operating subsidiary. The Company owns, directly or indirectly, all of the capital stock of each Subsidiary free and clear of any material lien, charge, security interest, encumbrance, right of first refusal or other restriction (collectively, "LIENS"), and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.

                  (b) Each of the Company and the Subsidiaries is an entity duly organized, validly existing and in good standing under the laws of the state of its incorporation with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation of any of the provisions of its certificate of formation, by-laws or other organizational or charter documents (the "INTERNAL DOCUMENTS"). The Company is duly qualified to conduct business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not result in a direct and/or indirect (i) material adverse effect on the legality, validity or enforceability of any of the Securities and/or this Subscription Agreement, (ii) material adverse effect on the results of operations, assets, business or financial condition of the Company, or (iii) material adverse effect on the Company's ability to perform in any material respect on a timely basis its obligations under this Subscription Agreement, the Investor Warrants, the Registration Rights Agreement, the Certificate of Incorporation, the Certificate of Designation of the Preferences, Rights and Limitations of Series A Convertible Preferred Stock and Series A-1 Convertible Preferred Stock and the Memorandum (collectively the "TRANSACTION DOCUMENTS") (any of (i), (ii) or (iii), a "MATERIAL ADVERSE EFFECT").

                  (c) The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further corporate action is required by the Company in connection therewith. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally.

                  (d) The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby, do not and will not (i) conflict with or violate any provision of the Company's Internal Documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise), or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected.

                  (e) The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind (a "PERSON") in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than the filing with the Commission of a Form D and applicable Blue Sky filings.

                  (f) The Company and the Subsidiaries possess all licenses, certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such permits would not have or reasonably be expected to result in a Material Adverse Effect ("MATERIAL PERMITS"), and believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted, and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

                  (g) Other than as expressly disclosed in the Memorandum, the Company owns its property and assets free and clear of all mortgages, liens, loans, pledges, security interests, claims, equitable interests, charges, and encumbrances, except such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in compliance in all material respects with such leases and, to its knowledge, holds a valid leasehold interest free of any liens, claims, or encumbrances.

                  (h) The Company and its Subsidiaries own, or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted, the lack of which could reasonably be expected to have a Material Adverse Effect. The Company and its Subsidiaries do not have any knowledge of any infringement by the Company or its Subsidiaries of trademarks, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secrets or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others and no claim, action or proceeding has been made or brought against, or to the Company's knowledge, has been threatened against, the Company or its Subsidiaries regarding trademarks, trade name rights, patents, patent rights, inventions, copyrights, licenses, service names, service marks, service mark registrations, trade secrets or other infringement, except where such infringement, claim, action or proceeding would not reasonably be expected to have either individually or in the aggregate a Material Adverse Effect. The Company is not aware that any of its employees, officers, or consultants are obligated under any contract (including licenses, covenants, or commitments of any nature) or other agreement, or subject to any judgment, decree, or order of any court or administrative agency, that would interfere with the use of such employee's, officer's, or consultant's commercially reasonable efforts to promote the interests of the Company or that would conflict with the Company's business as conducted. Neither the execution nor delivery of the Transaction Documents, nor the carrying on of the Company's business by the employees of the Company, as is presently conducted, nor the conduct of the Company's business, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions, or provisions of, or constitute a default under, any contract, covenant, or instrument under which any of such employees, officers or consultants are now obligated.

                  (i) The Preferred Stock and Investor Warrants have been duly and validly authorized and, when issued, delivered and sold in accordance with the Subscription Agreement against full payment therefor, will be duly and validly, issued, fully paid, and nonassessable, free and clear of all liens, pledges and other encumbrances, and not subject to any preemptive or other similar rights

                  (j) The Conversion Shares and the Warrant Shares will be duly authorized and, when issued and paid for in accordance with the terms of the Preferred Stock and the Investor Warrants, respectively, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens, pledges and other encumbrances, and not subject to any preemptive right.

                  (k) Other than an ongoing investigation by the Securities and Exchange Commission and pending or threatened litigation matters as disclosed in the Memorandum, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, currently threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency and/or regulatory authority (federal, state, county, local or foreign), (collectively, an "ACTION") which does and/or could (i) adversely affect or challenge the legality, validity or enforceability of any of the Transaction Documents and/or the Securities or to consummate the transactions contemplated hereby or thereby or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in, either individually or in the aggregate, a Material Adverse Effect. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the 1934 Act or the Securities Act. The foregoing includes, without limitation, actions, pending or threatened (or any basis therefor known to the Company), involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment, or decree of any court or government agency or instrumentality.

                  (l) Except as expressly disclosed in the Memorandum (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than
(A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made payment or distribution of any dividend or distribution of cash or other property to its holders of Common Stock or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option agreements.

                  (m) Except for promissory notes issued to certain creditors of Entelagent Software Corp. in connection with the Company's acquisition of Entelagent Software Corp. and as otherwise expressly disclosed in the Memorandum, the Company (i) is not in default under, or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company under), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, mortgage, decree, lease, license, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business, except in the case of clauses (i), (ii) and (iii) as would not result in a Material Adverse Effect. The Company has not received any written notice of any violation of or noncompliance with, any federal, state, local or foreign laws, ordinances, regulations and orders (including, without limitation, those relating to environmental protection, occupational safety and health, federal securities laws, equal employment opportunity, consumer protection, credit reporting, "truth-in-lending", and warranties and trade practices) applicable to its business, the violation of, or noncompliance with, which would have a Materially Adverse Effect on the Company's business or operations, and the Company knows of no facts or set of circumstances which would give rise to such a notice. The execution, delivery, and performance of the Transaction Documents and the consummation of the transactions contemplated thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract, or an event which results in the creation of any lien, charge, or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval applicable to the Company, its business or operations, or any of its assets or properties, except as would not reasonably be expected to have a Material Adverse Effect.

                  (n) No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect.

                  (o) The Company is not required to pay any brokerage or finder's fees or commissions to any person including, but not limited to, any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the Offering contemplated by this Agreement, other than the Placement Agent.

                  (p) Assuming the accuracy of the Subscriber's representations and warranties set forth in this Subscription Agreement, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Subscriber as contemplated hereby.

                  (q) The Company is not, and is not an affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (r) Neither the Company, its Subsidiaries, any of their affiliates nor any person acting on their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of any of the Securities.

                  (s) Other than as expressly disclosed in the Memorandum, neither the Company, its Subsidiaries, any of their affiliates nor any person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the Securities Act or cause the Offering to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions, including without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated. None of the Company, its Subsidiaries, their affiliates and any person acting on their behalf will take any action or steps referred to in the preceding sentence that would require registration of any of the Securities under the Securities Act or cause the Offering to be integrated with other offerings.

                  (t) Except for fiscal year 2004 for the Company and fiscal years 2003 and 2004 for Entelagent Software Corp. (which federal and state returns are being prepared by the Company's current tax accountant), the Company and each of its Subsidiaries has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, except when the failure to do so would not have a Material Adverse Effect, and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations otherwise due and payable, except those being contested in good faith and has set aside on its books reserves in accordance with GAAP reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, statue or local tax. To the Company's knowledge, none of the Company's tax returns is presently being audited by any taxing authority. To the Company's knowledge, (i) none of the tax returns of the Company or any Subsidiary is being audited by the Internal Revenue Service and
(ii) neither the Company nor any Subsidiary will owe a material tax obligation under any federal or state tax return to be filed.

                  (u) Except for the Company's indebtedness to Robert E. Yaw II, the Company's Chairman of the Board, in the principal amount of $90,000 plus accrued interest, (i) the Company is not indebted in excess of $20,000, directly or indirectly, to any of its employees, officers or directors or to their respective spouses or children, in any amount whatsoever other than in connection with accrued but unpaid salary payments, expenses or advances of expenses incurred in the ordinary course of business or relocation expenses of employees, officers and directors, nor is the Company contemplating such indebtedness as of the date of this Agreement, (ii) to the Company's knowledge, none of said employees, officers or directors, or any member of their immediate families, is directly or indirectly indebted to the Company (other than in connection with purchases of the Company's stock) or have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship or any firm or corporation which competes with the Company, nor is the Company contemplating such indebtedness as of the date of this Agreement, except that employees, officers, directors and/or shareholders of the Company may own stock in publicly traded companies (not in excess of 1% of the outstanding capital stock thereof) which may directly compete with the Company and (iii) to the Company's knowledge, no employee, shareholder, officer or director, or any member of their immediate families, is, directly or indirectly, interested in any material contract with the Company, nor does any such person own, directly or indirectly, in whole or in part, any material tangible or intangible property that the Company uses or contemplates using in the conduct of its business. The Company is not a guarantor or indemnitor of any indebtedness of any other Person.

                  (v) If the Offering is conducted in accordance with the Transaction Documents and the Memorandum, neither the sale of any of the Securities by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto. Without limiting the foregoing, neither the Company nor any of its Subsidiaries (a) is a person whose property or interests in property are blocked pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) or (b) engages in any dealings or transactions, or is otherwise associated, with any such person. The Company and its Subsidiaries are in compliance with the anti-money laundering requirements of the USA Patriot Act of 2001 (signed into law October 26, 2001).

                  (w) The Company is current in all filings required to be made by it pursuant to the Securities Act and the Exchange Act and all information contained therein is true, accurate, complete and does not omit to contain any material facts.

         7. INDEMNIFICATION. The Subscriber agrees to indemnify and hold harmless the Company, Laidlaw and each of their respective officers, directors, employees, agents, attorneys, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Subscriber of any covenant or agreement made by the Subscriber herein or in any other document delivered by or on behalf of the Subscriber in connection with this Subscription Agreement.

         8. IRREVOCABILITY; BINDING EFFECT. The Subscriber hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Subscriber, except as required by applicable law, and that this Subscription Agreement will survive the death or disability of the Subscriber and will be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the Subscriber is more than one person, the obligations of the Subscriber hereunder will be joint and several and the agreements, representations, warranties and acknowledgments herein will be deemed to be made by and be binding upon each such person and such person's heirs, executors, administrators, successors, legal representatives and permitted assigns.

         9. MODIFICATION. This Subscription Agreement will not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

         10.      NOTICES.  Any  notice  or  other  communication   required  or
permitted to be given hereunder will be in writing and will be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given (a) if to the Company, at the address set forth above or (b) if to the Subscriber, at the address set forth on the signature page hereof (or, in either case, to such other address as the party will have furnished in writing in accordance with the provisions of this SECTION 10). Any notice or other communication given by certified mail will be deemed given at the time of certification thereof, except for a notice changing a party's address which will be deemed given at the time of receipt thereof.

         11. ASSIGNABILITY. This Subscription Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Subscriber and the transfer or assignment of the Units, the Preferred Stock issued by the Company or the Conversion Shares will be made only in accordance with all applicable laws.

         12. APPLICABLE LAW. This Subscription Agreement will be governed by and construed exclusively under the laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York. Each of the parties hereto (1) agree that any legal suit, action or proceeding arising out of or relating to this Agreement will be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (2) waive any objection which the Company may have now or hereafter to the venue of any such suit, action or proceeding, and (3) irrevocably consent to the jurisdiction of the New York State Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each of the parties hereto further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agree that service of process upon it mailed by certified mail to its address will be deemed in every respect effective service of process upon it, in any such suit, action or proceeding. THE PARTIES HERETO AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SUBSCRIPTION AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

         13. BLUE SKY QUALIFICATION. The purchase of Units under this Subscription Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Units from applicable Federal and state securities laws. The Company will not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the Company will be released from any and all obligations to maintain its offer, and may rescind any sale contracted, in the jurisdiction.

         14. USE OF PRONOUNS. All pronouns and any variations thereof used herein will be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

         15. CONFIDENTIALITY. The Subscriber acknowledges and agrees that any information or data the Subscriber has acquired from or about the Company, not otherwise properly in the public domain, was received in confidence (the "CONFIDENTIAL INFORMATION"). Any distribution of the Confidential Information to any person other than the Subscriber named above, in whole or in part, or the reproduction of the Confidential Information, or the divulgence of any of its contents (other than to the Subscriber's tax and financial advisers, attorneys and accountants, who will likewise be required to maintain the confidentiality of the Confidential Information) is unauthorized, except that any Subscriber
(and each employee, representative, or other agent of such Subscriber) may disclose to any and all persons, without limitations of any kind (except as provided in the next sentence) the tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to the Subscriber relating to such tax treatment and tax structure. Any such disclosure of the tax treatment, tax structure and other tax-related materials shall not be made for the purpose of offering to sell the
securities   offered  hereby  or  soliciting  an  offer  to  purchase
any such securities. Except as provided above with respect to tax matters, the above named Subscriber, agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Subscription Agreement, or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any Confidential Information of the Company, including any scientific, technical, trade or business secrets of the Company and any scientific, technical, trade or business materials that are treated by the Company as confidential or proprietary, including, but not limited to, ideas, discoveries, inventions, developments and improvements belonging to the Company and Confidential Information obtained by or given to the Company about or belonging to third parties.

         16.      MISCELLANEOUS.

                  (a) This Subscription Agreement, together with the Registration Rights Agreement, constitute the entire agreement between the Subscriber and the Company with respect to the subject matter hereof and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Subscription Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

                  (b) Each of the Subscriber's representations and warranties made in this Subscription Agreement will survive the execution and delivery hereof and delivery of the Preferred Stock and Investor Warrants for a period of twenty-four (24) months from the date of issuance.

                  (c) Each of the parties hereto will pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Subscription Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

                  (d) This Subscription Agreement may be executed in one or more counterparts each of which will be deemed an original, but all of which will together constitute one and the same instrument.

                  (e) Each provision of this Subscription Agreement will be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality will not impair the operation of or affect the remaining portions of this Subscription Agreement.

                  (f) Paragraph titles are for descriptive purposes only and will not control or alter the meaning of this Subscription Agreement as set forth in the text.

         17. OMNIBUS SIGNATURE PAGE. This Subscription Agreement is intended to be read and construed in conjunction with the Registration Rights Agreement. Accordingly, pursuant to the terms and conditions of this Subscription Agreement and such related agreements it is hereby agreed that the execution by the Subscriber of this Subscription Agreement, in the place set forth herein, will constitute agreement to be bound by the terms and conditions hereof and the terms and conditions of the Registration Rights Agreement, with the same effect as if each of such separate, but related agreement, were separately signed.

                       ANTI-MONEY LAUNDERING REQUIREMENTS

THE USA PATRIOT ACT                   WHAT IS MONEY LAUNDERING?           HOW BIG IS THE PROBLEM AND WHY IS
                                                                          IT IMPORTANT?
------------------------------------- ----------------------------------- -----------------------------------
The USA PATRIOT Act is designed to    Money laundering is the process     The use of the U.S. financial
detect, deter, and punish             of disguising illegally obtained    system by criminals to facilitate
terrorists in the United States and   money so that the funds appear to   terrorism or other crimes could
abroad.  The Act imposes new          come from legitimate sources or     well taint our financial
anti-money laundering requirements    activities.  Money laundering       markets.  According to the U.S.
on brokerage firms and financial      occurs in connection with a wide    State Department, one recent
institutions.  Since April 24, 2002   variety of crimes, including        estimate puts the amount of
all brokerage firms have been         illegal arms sales, drug            worldwide money laundering
required to have new, comprehensive   trafficking, robbery, fraud,        activity at $1 trillion a year.
anti-money laundering programs.       racketeering, and terrorism.

To help you understand theses efforts, we want to provide you with some information about money laundering and our steps to implement the USA PATRIOT Act.

WHAT THE PLACEMENT AGENT IS REQUIRED TO DO TO ELIMINATE MONEY LAUNDERING?

Under new rules required by the USA PATRIOT Act, the Placement Agent's anti-money laundering program must designate a special compliance officer, set up employee training, conduct independent audits, and establish policies and procedures to detect and report suspicious transaction and ensure compliance with the new laws.

As part of the Placement Agent's required program, it may ask you to provide various identification documents or other information. Until you provide the information or documents required, the Placement Agent may not be able to effect any transactions for you.

                              PATRON SYSTEMS, INC.
                            OMNIBUS SIGNATURE PAGE TO
            SUBSCRIPTION AGREEMENT AND REGISTRATION RIGHTS AGREEMENT

.................................................................................
SUBSCRIBER HEREBY ELECTS TO PURCHASE A TOTAL OF ------ UNITS AT A PRICE OF $100,000 PER UNIT (NOTE: TO BE COMPLETED BY THE SUBSCRIBER) AND AGREES TO ALL OF THE TERMS AND CONDITIONS OF THIS AGREEMENT AND THE REGISTRATION RIGHTS AGREEMENT
REFERRED                                TO                               HEREIN.
.................................................................................

Date (NOTE: To be completed by the Subscriber): __________________,  200__

                   If the Subscriber is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:


         ----------------------------       ------------------------------
         PRINT NAME(S)                      SOCIAL SECURITY NUMBER(S)

         ---------------------------        ------------------------------
         SIGNATURE(S) OF SUBSCRIBER(S)               SIGNATURE

         ----------------------------       ------------------------------
         DATE                                        ADDRESS

       If the Subscriber is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY
                               COMPANY or TRUST:

         ----------------------------       ------------------------------
         NAME OF PARTNERSHIP,               FEDERAL TAXPAYER
         CORPORATION, LIMITED               IDENTIFICATION NUMBER
         LIABILITY COMPANY OR TRUST

         BY:
            -------------------------       ------------------------------
               NAME:                                 STATE OF ORGANIZATION
               TITLE:

         ----------------------------       ------------------------------
         DATE                                        ADDRESS


PATRON SYSTEMS, INC.

By:
   --------------------------------
   AUTHORIZED OFFICER

                              PATRON SYSTEMS, INC.
                        ACCREDITED INVESTOR CERTIFICATION

                          FOR INDIVIDUAL INVESTORS ONLY
           (ALL INDIVIDUAL INVESTORS MUST INITIAL WHERE APPROPRIATE):

INITIAL _______   I certify that I have a net worth (including home, furnishings and automobiles) of at least $1 million either individually or through aggregating my individual holdings and those in which I have a joint, community property or other similar shared ownership interest with my spouse.

INITIAL _______   I certify  that I have had an annual gross income for the past two years of at least $200,000 (or $300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current year.

INITIAL _______   I certify that I am a director or executive  officer of Patron
                  Systems, Inc. (the "COMPANY").

                          FOR NON-INDIVIDUAL INVESTORS
         (ALL NON-INDIVIDUAL INVESTORS MUST INITIAL WHERE APPROPRIATE):

INITIAL _______   The   Subscriber   certifies   that   it  is  a   partnership,
                  corporation, limited liability company or business trust that is 100% owned by persons who meet either of the criteria for Individual Investors, above.

INITIAL _______   The   Subscriber   certifies   that   it  is  a   partnership,
                  corporation, limited liability company or business trust that has total assets of at least $5 million and was not formed for the purpose of investing in the Company.

INITIAL _______   The Subscriber  certifies that it is an employee  benefit plan whose  investment  decision  is made by a plan  fiduciary  (as defined in ERISA  ss.3(21))  that is a bank,  savings and loan
                  association,   insurance  company  or  registered   investment
                  adviser.

INITIAL _______   The Subscriber  certifies that it is an employee  benefit plan whose total assets exceed $5,000,000 as of the date of the Subscription Agreement.

INITIAL _______   The Subscriber  certifies that it is a self-directed  employee benefit plan whose investment decisions are made solely by persons who meet either of the criteria for Individual
                  Investors, above.

INITIAL _______   The Subscriber  certifies that it is a U.S. bank, U.S. savings and loan association or other similar U.S. institution acting in its individual or fiduciary capacity.

INITIAL _______   The Subscriber certifies that it is a broker-dealer registered pursuant to ss.15 of the Securities Exchange Act of 1934.

INITIAL _______   The Subscriber certifies that it is an organization  described in ss.501(c)(3) of the Internal Revenue Code with total assets exceeding $5,000,000 and not formed for the specific purpose of investing in the Company.

INITIAL _______   The Subscriber  certifies that it is a trust with total assets of at least $5,000,000, not formed for the specific purpose of investing in the Company, and whose purchase is directed by a person with such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

INITIAL _______   The  Subscriber  certifies that it is a plan  established  and maintained by a state or its political subdivisions, or any agency or instrumentality thereof, for the benefit of its employees, and which has total assets in excess of $5,000,000.

INITIAL _______   The Subscriber  certifies  that it is an insurance  company as defined in ss.2(a)(13) of the Securities Act or a registered investment company.

                              PATRON SYSTEMS, INC.
                                INVESTOR PROFILE
                         (MUST BE COMPLETED BY INVESTOR)

                    SECTION A - PERSONAL INVESTOR INFORMATION

Investor Name(s):
                  --------------------------------------------------------------
Individual executing Profile or Trustee:
                                        ----------------------------------------
Social Security Numbers / Federal I.D. Number:

--------------------------------------------------------------------------------

Date of Birth:                    Marital Status:
               -----------------                  -----------------
Joint Party Date of Birth:
                          -----------------
Investment Experience (Years):
                               ------------
Annual Income:
               ----------------------------
Liquid Net Worth:
                  -------------------------
Net Worth:
           --------------------------------

Investment Objectives (CIRCLE ONE OR MORE):

Long Term Capital Appreciation, Short Term Trading,
Businessman's Risk, Income, Safety of Principal, Tax Exempt
Income or other

Home Street Address:
                     -----------------------------------------------------------
Home City, State & Zip Code:
                             ---------------------------------------------------
Home Phone:                          Home Fax:
            ------------------------           ---------------------------------
Home Email:
            --------------------------------------------------------------------
Employer:
          ----------------------------------------------------------------------
Employer Street Address:
                        --------------------------------------------------------
Employer City, State & Zip Code:
                                 -----------------------------------------------
Bus. Phone:                            Bus. Fax:
            --------------------------           -------------------------------
Bus. Email:
            -------------------------------
Type of Business:
                  --------------------------------------------------------------
LAIDLAW Account Executive / Outside Broker/Dealer:
                                                   -----------------------------

                              PATRON SYSTEMS, INC.
                                INVESTOR PROFILE
                        (MUST BE COMPLETED BY SUBSCRIBER)

                     SECTION B - ENTITY INVESTOR INFORMATION

Investor Name(s):
                  --------------------------------------------------------------
Authorized Individual executing Profile or Trustee:

--------------------------------------------------------------------------------

Social Security Numbers / Federal I.D. Number:

--------------------------------------------------------------------------------

Investment Experience (Years): ___________

Annual Income: _______________

Net Worth: ________________

Was  the  Trust  formed  for the  specific  purpose  of  purchasing  the  Member
Interests?
[  ] Yes  [  ] No

Principal Purpose (Trust)_______________________________________________________

Type of Business: ______________________________________________________________

Investment Objectives (CIRCLE ONE OR MORE):

Long Term Capital Appreciation, Short Term Trading,
Businessman's Risk, Income, Safety of Principal, Tax Exempt
Income or other

Street Address: ________________________________________________________________

City, State & Zip Code: ________________________________________________________

Phone: ________________________           Fax: ________________________

Email: ________________________

Laidlaw Account Executive / Outside Broker/Dealer:

-------------------------------------------------------

                  SECTION C - CERTIFICATE DELIVERY INSTRUCTIONS


____     Please deposit my certificate in my Laidlaw Account #

         -----------------------------------------------------------------------

____ Please open a Laidlaw account and subsequently deposit my certificate in it

____     Please deliver my certificate to the Employer Address listed in Section
         A

____     Please deliver my certificate to the Home Address listed in Section A

____     Please deliver my certificate to the BUSINESS Address listed in Section
         B

____     Please deliver my certificate to the following address:

         -----------------------------------------------------------------------


              SECTION D - FORM OF PAYMENT - CHECK OR WIRE TRANSFER


____     Check payable to "SIGNATURE BANK, AS AGENT FOR PATRON SYSTEMS, INC."

____ Wire funds from my outside account according to the "To subscribe for Units in the private offering of PATRON SYSTEMS, INC." page (page "i")

____     Wire funds from my Laidlaw Account - See following page

____     The funds for this  investment  are  rolled  over,  tax  deferred  from
         ____________________ within the allowed 60-day window

Please check if you are a NASD member or affiliate of a NASD member firm: ______


SUBSCRIBER SIGNATURE ________________________________        DATE_______________

                                   MEMORANDUM
                           WIRE TRANSFER AUTHORIZATION

         TO:      Operations Manager
                  LAIDLAW & COMPANY (UK) LTD.

         RE:      Client Wire Transfer Authorization
                  PATRON SYSTEMS, INC.

         DATE:    ________________


--------------------------------------------------------------------------------

This memorandum authorizes the transfer of the following listed funds from my Laidlaw Brokerage Account as follows:

         Laidlaw Brokerage Account #              ______________________

         Wire Amount                             $______________________

                  SIGNATURE BANK
                  ACCT. NAME:       SIGNATURE BANK AS ESCROW AGENT FOR
                                    PATRON SYSTEMS, INC.
                  ABA NUMBER:       026013576
                  A/C NUMBER:       [____________]

         REFERENCE:

         SUBSCRIBER LEGAL NAME ______________________________________________

         TAX ID NUMBER  _____________________________________________________

         SUBSCRIBER ADDRESS _________________________________________________

         FBO: _______________________________________________________________

         Investment Title:   ________________________________________________

         Signature:          ________________________________________________

         Signature:          ________________________________________________
                                            (Joint Signature)